NOTE 3: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Long-lived Assets (Policies)	11 Months Ended
Nov. 30, 2017
SDA Mill, Audited
Long-lived Assets

k)Long-lived Assets

In accordance with ASC 360, Property, Plant and Equipment, the carrying value of intangible assets and other long-lived assets is reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. The Company recognizes impairment when the sum of the expected undiscounted future cash flows is less than the carrying amount of the asset. Impairment losses, if any, are measured as the excess of the carrying amount of the asset over its estimated fair value.